REVOLVING CREDIT PROMISSORY NOTE

Effective
Date of Note:     January 1, 1998

Amount of Note:   $20,000,000.00

         FOR VALUE RECEIVED, the undersigned (collectively, "Makers") does hereby covenant and promise to pay to the order of ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, or its successors or assigns ("Holder"), at the following address: 3410 S. Galena Street, Suite 210, Denver, Colorado 80231, or at such other place as Holder may designate to Maker in writing from time to time, in legal tender of the United States, Twenty Million and 00/100 Dollars ($20,000,000.00) or so much thereof as shall be advanced pursuant to the Loan Agreement (as defined below) between Maker and Holder (the "Principal Amount"), together with interest thereon, to be computed as hereinafter provided. The said principal sum, or the amount thereof outstanding, together with accrued and unpaid Regular Interest, Deferred Regular Interest, Contingent Interest and Additional Contingent Interest, as those terms are defined in that certain Loan Agreement dated of even date herewith by Makers as Borrowers and Holder as Lender (the "Loan Agreement"), and all other sums then outstanding, due and payable hereunder or any other Loan Documents (as defined in the Loan Agreement), shall be due and payable on or before December 31, 2018 (the "Maturity Date").

         This Note is a revolving credit note. Maker shall have the right to repay all or part of this Note at any time and from time to time without premium or penalty. Subject to Holder's consent, which consent may be granted or withheld in Holder's sole discretion, Maker may obtain advances and re-advances money under this Note; provided the aggregate outstanding principal balance advanced under this Note shall not exceed the face amount of this Note.


     THIS REVOLVING CREDIT PROMISSORY NOTE RENEWS, IN ITS ENTIRETY, THAT CERTAIN REVOLVING CREDIT PROMISSORY NOTE DATED EFFECTIVE JANUARY 1, 1998 IN THE ORIGINAL FACE AMOUNT OF $20,000,000.00 (THE "ORIGINAL NOTE"). THIS REVOLVING CREDIT PROMISSORY NOTE RENEWS THE FACE AMOUNT OF THE ORIGINAL NOTE. NO ADDITIONAL OBLIGORS ARE BEING ADDED TO THIS NOTE. THE ORIGINAL NOTE WAS MADE, EXECUTED AND DELIVERED OUTSIDE THE STATE OF FLORIDA AND WAS THEREFORE EXEMPT FROM FLORIDA DOCUMENTARY STAMP TAX. THIS REVOLVING CREDIT PROMISSORY NOTE WILL BE MADE, EXECUTED AND DELIVERED OUTSIDE THE STATE OF FLORIDA AND IS ALSO EXEMPT FROM FLORIDA DOCUMENTARY STAMP TAX. THIS REVOLVING CREDIT PROMISSORY NOTE IS SECURED BY THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED EFFECTIVE JANUARY 1, 1998, AS AMENDED, AS OF THE DATE OF EXECUTION OF THIS NOTE. THE MORTGAGE AND THE AMENDMENT TO THE MORTGAGE WERE ALSO MADE, EXECUTED AND DELIVERED OUTSIDE THE STATE OF FLORIDA, AND NEITHER THE MORTGAGE NOR THE AMENDMENT HAVE BEEN DELIVERED TO THE STATE OF FLORIDA FOR RECORDING OR ANY OTHER PURPOSE.

         Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

         NOW,  THEREFORE,  in  consideration  of the  mutual  agreements  herein expressed, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the principal indebtedness and any other amounts due hereunder shall be payable as follows:

         1. Payments of Interest. Installments of Regular Interest, Deferred Regular Interest, Contingent Interest and Additional Contingent Interest shall be due and payable in the manner and the times set forth in the Loan Agreement. The entire outstanding principal indebtedness evidenced by this Note together with accrued and unpaid Regular Interest thereon, together with Deferred Regular Interest, Contingent Interest and Additional Contingent Interest, shall be due and payable in full on the Maturity Date.

         2. Prepayment. This Note may be prepaid in whole or in part at any time without penalty or premium. Any payment or prepayment hereunder shall be applied first to unpaid costs of collection and late charges, if any, then to accrued and unpaid Regular Interest, then to accrued and unpaid Contingent Interest, then to Additional Contingent Interest and the balance, if any, to installments of principal in the inverse order of their maturity.

         3. Usury Savings Clause. Maker shall have no obligation to pay interest or payments in the nature of interest in excess of the maximum rate of interest allowed to be contracted for by law, as changed from time to time, applicable to this Note (the "Maximum Rate"). Any interest in excess of the Maximum Rate paid by Maker ("excess sum") shall be credited as a payment of principal, or, if Maker so requests in writing, returned to Maker, or, if the indebtedness and other obligations evidenced by this Note have been paid in full, returned to Maker together with interest at the same rate as was paid by Maker during such period. Any excess sum credited to principal shall be credited as of the date paid to Holder. The Maximum Rate varies from time to time and from time to time there may be no specific maximum rate. Holder may, without such action constituting a breach of any obligations to Maker, seek judicial determination of the applicable rate of interest, and its obligation to pay or credit any proposed excess sum to Maker. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading, in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged or received from Maker in connection with this Note and all other agreements between Maker and Holder so that the actual rate of interest on account of the indebtedness represented by this Note is uniform throughout the term hereof.

         4. Default. Holder shall have the right to declare the total unpaid balance hereof to be immediately due and payable in advance of the Maturity Date or upon the occurrence of an Event of Default beyond applicable notice and cure period, if any, pursuant to the Loan Agreement. TIME IS OF THE ESSENCE HEREUNDER.

         5. Late Charge. Provided Holder has not accelerated this Note, Maker shall pay Holder a late charge of five percent (5%) of any required payment


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

which is not received by Holder within thirty (30) days after said payment is due. The parties agree that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty.

         6. Attorneys' Fees. In the event that this Note is collected by law or through attorneys at law, or under advice therefrom, Maker agrees to pay all costs of collection, including reasonable attorneys' fees, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise.

         7. Partial Payments. Acceptance of partial payments or payments marked "payment in full" or "in satisfaction" or words to similar effect shall not affect the duty of Maker to pay all obligations due hereunder, and shall not affect the right of Holder to pursue all remedies available to it under any Loan Documents.

         8. Remedies Cumulative. The remedies of Holder shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No action or omission of Holder, including specifically any failure to exercise or forbearance in the exercise of any remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing or as constituting a course of dealing, nor shall it be construed as a bar to, or as a waiver or release of, any subsequent remedy as to a subsequent event.

         9. Jurisdiction. Maker hereby consents and submits to the jurisdiction of the courts of the State of Colorado, and, notwithstanding its place of residence or organization or the place of execution of this Note, any litigation relating hereto, whether arising in contract or tort, by statute or otherwise, shall be brought in (and, if brought elsewhere, may be transferred to) a State court of competent jurisdiction in Denver County, Colorado.

         10. Notice. Any notice to be given or to be served upon any party hereto in connection with this Note, whether required or otherwise, may be given in any manner permitted under the Loan Documents.

         11. Construction. If more than one party shall execute this Note, the term "Maker" shall mean all parties signing this Note, who shall be jointly and severally obligated hereunder. The term "other person liable for payment hereof" shall include any endorser, guarantor, surety or other person now or hereafter primarily or secondarily liable for the payment of this Note, whether by signing this or another instrument. Whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural, and the plural number includes the singular.

         12. Waiver. Except as otherwise provided herein, Maker hereby (a) expressly waives any valuation and appraisal, presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever, and diligence in collection; (b) consents that Holder may, from time to time and without notice to any of them or demand, (i) extend, rearrange, renew or postpone any or all payments, (ii) release, exchange, add to or substitute all or any part of the collateral for this Note, and/or (iii) release Maker (or any co-maker) or any other person liable for payment hereof, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; and (c) agrees that Holder, in order to enforce payment of this Note against any of them, shall not be required first to institute any suit or to exhaust any of its remedies against Maker (or any co-maker) or against any other person liable for payment hereof or to attempt to realize on any collateral for this Note.

         13. Waiver of Jury Trial; Consent to Jurisdiction.

             i. TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, MAKERS AND HOLDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, ANY OTHER DOCUMENT, OR ANY DEALINGS, CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY EITHER OF THEM RELATING TO THE SUBJECT MATTER OF THIS NOTE AND THE RELATIONSHIP BETWEEN THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. HOLDER AND MAKERS EACH ACKNOWLEDGE THAT THIS WAIVER IS MATERIAL INDUCEMENT FOR THE HOLDER ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. HOLDER AND MAKERS EACH FURTHER WARRANT AND REPRESENT THAT EACH OF THEM HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH OF THEM KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR AGREEMENTS RELATING TO THIS NOTE.

             ii. HOLDER AND MAKER HERETO CONSENT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF COLORADO WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THIS NOTE OR THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. MAKERS FURTHER CONSENT, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH ANY OF THE PROPERTY IS LOCATED IN RESPECT OF ANY PROCEEDINGS RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING WITH RESPECT TO SUCH COLLATERAL. MAKERS

FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT THE ADDRESSES SET FORTH BELOW THEIR RESPECTIVE SIGNATURES IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, MAKERS HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH ANY OF THEM MAY NOW HAVE OR HAVE IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT AND THE COURTS REFERRED TO ABOVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTIONS OR PROCEEDINGS BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL EFFECT THE RIGHTS OF HOLDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST MAKERS IN ANY JURISDICTION.

         14. GOVERNING LAW. WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE MORTGAGE, THE MORTGAGE SHALL BE GOVERNED BY AND BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, EXCEPT, AS EXPRESSLY SET FORTH IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF SUCH STATES, THE LAWS OF THE STATE OF COLORADO SHALL GOVERN ALL MATTERS RELATING TO THIS NOTE AND ALL OF THE INDEBTEDNESS AND OBLIGATIONS DESCRIBED HEREIN. IT IS ACKNOWLEDGED BY MAKERS THAT HOLDER'S PRINCIPAL PLACE OF BUSINESS IS DENVER, COLORADO, THAT THE TERMS AND CONDITIONS OF THE NOTE HAVE BEEN SUBSTANTIALLY NEGOTIATED IN THE STATE OF COLORADO AND THAT ALL PROCEEDS SHALL BE FUNDED BY HOLDER IN THE STATE OF COLORADO. ALL OTHER LOAN DOCUMENTS DESCRIBED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

         15. Prior Agreement. The terms and conditions of this Note and the Loan Documents amend certain prior agreements and understandings between Holder and the Makers and/or affiliates of the Makers. While Holder and Makers intend the provisions of this Note and the other Loan Documents to amend the terms and conditions of such prior agreements, the parties hereto agree that parole evidence of all such prior agreements shall be admissible in any disputes arising hereunder.

         IN WITNESS WHEREOF, Maker has executed this Note on the day and year first above written.

                                COMMUNITY ACQUISITION AND DEVELOPMENT
                                CORPORATION, a Delaware corporation

                                By: /s/Phillip Giovinco
                                    ----------------------------
                                    Phillip Giovinco
                                    Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619


                                COMMUNITY CASA DEL MAR JOINT VENTURE,
                                a Delaware general partnership

                                By: COMMUNITY ACQUISITION AND DEVELOPMENT
                                    CORPORATION, a Delaware corporation, as a
                                    general partner

                                    By: /s/Phillip Giovinco
                                        ----------------------------
                                        Phillip Giovinco
                                        Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619

                                By: COMMUNITY BLUE HERON PINES CORPORATION, a
                                    Florida corporation,
                                    as its general partner

                                    By: /s/Phillip Giovinco
                                        ----------------------------
                                        Phillip Giovinco
                                        Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619

                                COMMUNITY SUNLAKE JOINT VENTURE, a Delaware limited partnership

                                By: COMMUNITY ACQUISITION AND DEVELOPMENT
                                    CORPORATION, a Delaware corporation, as its
                                    general partner

                                    By: /s/Phillip Giovinco
                                        ----------------------------
                                        Phillip Giovinco
                                        Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619


                                By: COMMUNITY SUNLAKE
                                    CORPORATION, a Florida corporation, as
                                    its general partner

                                    By: /s/Phillip Giovinco
                                        ----------------------------
                                        Phillip Giovinco
                                        Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619


                                COMMUNITY BRENTWOOD JOINT
                                VENTURE, a Delaware limited partnership

                                By: COMMUNITY ACQUISITION AND
                                    DEVELOPMENT CORPORATION, a
                                    Delaware corporation, as its general partner

                                    By: /s/Phillip Giovinco
                                        ----------------------------
                                        Phillip Giovinco
                                        Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619

                                By: COMMUNITY BRENTWOOD
                                    CORPORATION, a Florida corporation,
                                    as its general partner

                                    By: /s/Phillip Giovinco
                                        ----------------------------
                                        Phillip Giovinco
                                        Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619


                                COMMUNITY SAVANNA CLUB JOINT VENTURE,
                                a Delaware limited partnership

                                By: COMMUNITY ACQUISITION AND
                                    DEVELOPMENT CORPORATION, a
                                    Delaware corporation, as its general partner

                                    By: /s/Phillip Giovinco
                                        ----------------------------
                                        Phillip Giovinco
                                        Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619


                                By: COMMUNITY SAVANNA CLUB
                                    CORPORATION, a Florida corporation, as
                                    its general partner

                                    By: /s/Phillip Giovinco
                                        ----------------------------
                                        Phillip Giovinco
                                        Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619

                                ROYAL PALM VILLAGE, LLC., a
                                Georgia limited liability company

                                By: PARKEMORE FAIRVIEW L.L.C., a
                                    Georgia limited liability company,
                                    its authorized member

                                    By: /s/Phillip Giovinco
                                        ----------------------------
                                        Phillip Giovinco
                                        Vice President

                                Address: 2637 McCormick Drive
                                         Suite B
                                         Clearwater, Florida 34619
6374-008-0485620.05